Exhibit 99.1

Mr. Cooper Group Reports Fourth Quarter and Full Year 2018 Financial Results

  Reported full-year combined net income of $1,038 million and fourth quarter GAAP net loss of $(136) million or $(1.50) per share
  Grew servicing portfolio to $548 billion, up 7% quarter-over-quarter and 8% year-over-year
  Reported servicing margin of (7.6) basis points (bps) including mark-to-market or servicing margin of 6.7 bps excluding mark-to-market
  Grew origination fundings 5% quarter-over-quarter to $5.4 billion
  Grew Xome third-party revenue to 57% from 49% in third quarter
  On February 1, 2019, closed acquisition of Pacific Union Financial
  On February 28, 2019, closed acquisition of Seterus mortgage servicing platform

DALLAS--(BUSINESS WIRE)--March 7, 2019--Mr. Cooper Group Inc. (NASDAQ:COOP) (the "Company"), which principally operates under the Mr. Cooper® and Xome® brands, reported a fourth quarter net loss of $(136) million, or $(1.50) per diluted share driven principally by a net fair value mark-to-market on the MSR portfolio of $(188) million.

"The Company is coming off a period of strong growth and a very high level of activity in 2018, including the WMIH merger, the name change to Mr. Cooper Group, and three acquisitions. Now it’s time for us to integrate these transactions and focus on profitability," said Jay Bray, Chairman and Chief Executive Officer of Mr. Cooper Group Inc.

"Fourth quarter results showcased the growth and margins of the company’s market-leading servicing platform, and by executing on our servicing transformation initiative, project Titan, we intend to drive further efficiencies and improve the servicing experience for team members and customers,” said Chris Marshall, Vice Chairman of Mr. Cooper Group Inc.

Servicing

The Servicing segment is focused on providing a best-in-class home loan experience for our 3.3 million customers while also strengthening asset performance for investors. In the fourth quarter, Servicing recorded pretax loss of $(100) million principally driven by a net fair value mark-to-market on the MSR portfolio of $(188) million. The change in fair value mark-to-market revenue compared to the prior period was primarily due to a lower interest rate environment. At year end, the carrying value of the MSR was approximately $3.7 billion, equivalent to 124 bps of MSR UPB. Excluding the mark-to-market, Servicing earned $88 million in pretax income during the quarter, equivalent to a servicing margin of 6.7 bps. Pretax income excluding mark-to-market and merger related costs improved 17% quarter-over-quarter driven by lower amortization, net of accretion due to a lower CPR, higher servicing fees driven by a larger portfolio, and by strong performance in the reverse portfolio. The strong performance in the reverse portfolio was driven by operational execution that led to favorable assignment volume, resulting in $15 million benefit to pretax income. For the full year, Servicing achieved $273 million combined pretax income or $300 million pretax income excluding mark-to-market and merger related costs.

Mr. Cooper ended the year with a servicing portfolio of $548 billion UPB, achieving 7% growth quarter-over-quarter and 8% growth year-over-year.

	Quarter Ended
($ in millions)	Q3'18 Combined		Q4'18
	$	BPS	$	BPS
Operational revenue	$272	21.8	$280	21.3
Amortization, net of accretion	(41)	(3.3)	(39)	(3.0)
Mark-to-market	49	3.9	(188)	(14.3)
Total revenues	280	22.4	53	4.0
Expenses	(230)	(18.4)	(199)	(15.1)
Total other income (expenses), net	15	1.2	46	3.5
Income (loss) before taxes	65	5.2	(100)	(7.6)
Mark-to-market	(49)	(3.9)	188	14.3
Merger related costs	59	4.7	—	—
Pretax income excluding mark-to-market and merger related costs	$75	6.0	$88	6.7

	Quarter Ended
	Q3'18 Combined		Q4'18
Ending UPB ($B)	$514		$548
Average UPB ($B)	$500		$526
60+ day delinquency rate	2.5%		2.2%
Annualized CPR	11.1%		9.1%
Annualized CPR, net of recapture	9.6%		7.7%
Modifications and workouts	14,448		10,645

Originations

The Originations segment focuses on creating servicing assets at attractive margins through existing customer relationships and correspondent originations. Excluding $5 million in business shutdown costs, Originations earned pretax income of $16 million in the fourth quarter. For the full year, Originations earned $94 million combined pretax income, or $99 million excluding business shutdown costs.

Funded loans totaled approximately $5.4 billion UPB, up 5% quarter-over-quarter, with $2.3 billion from the consumer direct channel and $3.2 billion from the correspondent channel.

	Quarter Ended
($ in millions)	Q3'18 Combined	Q4'18
Income before taxes	$32	$11
Business shutdown costs	—	5
Pretax income excluding business shutdown costs	$32	$16

	Quarter Ended
($ in millions)	Q3'18 Combined	Q4'18
Total pull through adjusted volume	$5,027	$4,874
Funded volume	$5,147	$5,425
Refinance recapture percentage	57%	55%
Recapture percentage	22%	26%
Purchase volume as a percentage of funded volume	53%	58%

Xome

Xome provides real estate solutions including property disposition, asset management, title, close, valuation, and field services to Mr. Cooper and third-party clients. The Xome segment recorded pretax loss of $(2) million during the fourth quarter, or $1 million net of adjustments. The decline in pretax income quarter-over-quarter was driven by the integration of Assurant Mortgage Solutions (AMS) and lower exchange property listings sold. The AMS impact in the fourth quarter was $7 million, up from $5 million in the prior quarter due to Xome incurring a full quarter of AMS results. For the full year, Xome earned $34 million combined pretax income or $29 million pretax income, net of adjustments.

	Quarter Ended
($ in millions)	Q3'18 Combined	Q4'18
Income (loss) before taxes	$4	$(2)
Business shutdown costs	1	1
Asset sales	—	(1)
Intangible amortization	—	3
Pretax income, net of adjustments	$5	$1

	Quarter Ended
	Q3'18 Combined	Q4'18
Exchange property listings sold	2,658	2,222
Exchange property listings at period end	6,917	6,177
Services orders completed	312,536	531,566
Percentage of revenue earned from third-party customers	49%	57%

Conference Call Webcast and Investor Presentation

The Company will host a conference call on March 7, 2019, at 9:00 A.M. Eastern Time. The conference call may be accessed by dialing 855-874-2685, or 720-634-2923 internationally. Please use the participant passcode 9057278 to access the conference call. A simultaneous audio webcast of the conference call will be available in the Investor section of www.mrcoopergroup.com. A replay will also be available by dialing 855-859-2056, or 404-537-3406 internationally. Please use the passcode 9057278 to access the replay. The replay will be accessible through March 21, 2019, at 1:00 P.M. Eastern Time. Additionally, the Company may use its website at www.mrcoopergroup.com as a distribution channel of material Company information.

Non-GAAP Financial Measures

The Company utilizes non-GAAP financial measures as the measures provide additional information to assist investors in understanding and assessing the Company’s and our business segments’ ongoing performance and financial results, as well as assessing our prospects for future performance. The non-GAAP measures facilitate a meaningful analysis and allow more accurate comparisons of our ongoing business operations because they exclude items that may not be indicative of or are unrelated to the Company’s and our business segments’ core operating performance, and are better measures for assessing trends in our underlying businesses. These items adjusted are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operational and planning decisions and evaluating the Company’s and our business segment’s ongoing performance. We adjust pretax income (loss) in the servicing segment to eliminate the effects of mark-to-market adjustments which primarily reflects unrealized gains or losses based on the changes in fair value measurements of MSRs and their related financing liabilities for which a fair value accounting election was made. These adjustments, which can be highly volatile and material due to changes in credit markets, are not necessarily reflective of the gains and losses that will ultimately be realized by the Company. The pretax income in each segment also may eliminate, as applicable, transition and integration costs, gains (losses) on sales of fixed assets, certain settlement costs that are not considered normal operational matters, intangible amortization, and other adjustments based on the facts and circumstances that would provide investors a supplemental means for evaluating the Company’s core operating performance.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this presentation that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in documents Mr. Cooper has filed or will file from time to time with the SEC. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Mr. Cooper believes there is a reasonable basis for them. However, the events, results or trends identified in these forward-looking statements may not occur or be achieved. Forward-looking statements speak only as of the date they are made, and Mr. Cooper is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports that Mr. Cooper has filed or will file from time to time with the SEC.

Basis of Presentation

For purpose of Mr. Cooper's financial statement presentation, Mr. Cooper Group Inc. was determined to be the accounting acquirer in the WMIH Corp. merger. “Predecessor” financial information relates to Nationstar and “Successor” financial information relates to Mr. Cooper. The financial results for the three months ended December 31, 2018, reflect the results of the Successor. With respect to the three months ended September 30, 2018, the Company has presented the results on a “combined” basis by combining the financial results of the Predecessor for the period from July 1, 2018, through July 31, 2018, and the financial results of the Successor for the period from August 1, 2018, through September 30, 2018. Although the separate financial results of the Predecessor for the period from July 1, 2018, through July 31, 2018, and the Successor for the period from August 1, 2018, through September 30, 2018, are each separately presented under generally accepted accounting principles (“GAAP”) in the United States, the combined results reported reflect non-GAAP financial measures, because a different basis of accounting was used with respect to the financial results for the Predecessor as compared to the financial results of the Successor. The financial results for the period January 1, 2018, through July 31, 2018, reflect the results of the Predecessor.

Financial Tables

MR. COOPER GROUP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(millions of dollars, except for earnings per share data)

	Predecessor	Successor	Combined	Successor
	For the Period July 1-July 31, 2018	For the Period August 1-September 30, 2018	Three Months Ended September 30, 2018	Three Months Ended December 31, 2018
Revenues:
Service related, net	$95	$235	$330	$347
Mark-to-market	25	24	49	(188)
Net gain on mortgage loans held for sale	44	83	127	93
Total revenues	164	342	506	252

Total expenses	242	275	517	432

Other income (expense):
Interest income	48	90	138	166
Interest expense	(53)	(122)	(175)	(171)
Other income (expenses)	—	6	6	7
Total other income (expenses), net	(5)	(26)	(31)	2
Income before income tax expense (benefit)	(83)	41	(42)	(178)
Income tax expense (benefit)	(19)	(979)	(998)	(42)
Net income (loss) attributable to Successor/Predecessor	(64)	1,020	956	(136)
Undistributed earnings attributable to participating stockholders	—	9	9	—
Net income (loss) attributable to Mr. Cooper Group	$(64)	$1,011	$947	$(136)

Earnings (loss) per share attributable to common stockholders:
Basic	$(0.65)	$11.13		$(1.50)
Diluted	$(0.65)	$10.99		$(1.50)
Weighted average shares of common stock outstanding (in thousands):
Basic	98,164	90,808		90,816
Diluted	98,164	91,992		90,816

MR. COOPER GROUP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(millions of dollars)

	Successor	Successor
	September 30, 2018	December 31, 2018
Assets
Cash and cash equivalents	$198	$242
Restricted cash	332	319
Mortgage servicing rights	3,500	3,676
Advances and other receivables, net	1,174	1,194
Reverse mortgage interests, net	8,886	7,934
Mortgage loans held for sale at fair value	1,681	1,631
Mortgage loans held for investment	122	119
Property and equipment, net	102	96
Deferred tax asset	934	967
Other assets	799	795
Total assets	$17,728	$16,973

Liabilities and Stockholders' Equity
Unsecured senior notes, net	$2,457	$2,459
Advance facilities, net	596	595
Warehouse facilities, net	2,888	2,349
Payables and accrued liabilities	1,342	1,543
MSR related liabilities - nonrecourse at fair value	1,123	1,216
Mortgage servicing liabilities	79	71
Other nonrecourse debt, net	7,165	6,795
Total liabilities	15,650	15,028
Total stockholders' equity	2,078	1,945
Total liabilities and stockholders' equity	$17,728	$16,973

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Combined
	Three Months Ended for September 30, 2018
	Servicing		Originations	Xome	Corporate and Other	Elim.	Consolidated

Service related, net	$280		$14	$95	$—	$(10)	$379
Net gain on mortgage loans held for sale	—		117	—	—	10	127
Total revenues	280		131	95	—	—	506
Total expenses	230		100	90	97	—	517
Other income (expense):
Interest income	119		16	—	3	—	138
Interest expense	(109)		(16)	(1)	(49)	—	(175)
Other expense	5		1	—	—	—	6
Total other income (expense)	15		1	(1)	(46)	—	(31)
Pretax income (loss)	$65		$32	$4	$(143)	$—	$(42)

Non-GAAP Reconciliation:
Pretax income (loss)	$65		$32	$4	$(143)	$—	$(42)
Mark-to-market	(49)	—	—	—	—	—	(49)
Business shutdown costs	—		—	1	—	—	1
Merger related costs	59		—	—	64	—	123
Intangible amortization	—		—	—	9	—	9
Pretax income (loss), net of adjustments	$75		$32	$5	$(70)	$—	$42

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Predecessor
	For the Period July 1-July 31, 2018
	Servicing	Originations	Xome	Corporate and Other	Elim.	Consolidated

Service related, net	$97	$4	$22	$—	$(3)	$120
Net gain on mortgage loans held for sale	—	41	—	—	3	44
Total revenues	97	45	22	—	—	164
Total expenses	126	34	19	63	—	242
Other income (expense):
Interest income	41	6	—	1	—	48
Interest expense	(35)	(6)	—	(12)	—	(53)
Other expense	—	—	—	—	—	—
Total other income (expense)	6	—	—	(11)	—	(5)
Pretax income (loss)	$(23)	$11	$3	$(74)	$—	$(83)

Income tax benefit						19
Net loss						(64)
Undistributed earnings attributable to participating stockholders						—
Net loss attributable to common stockholders of Mr. Cooper Group						$(64)
Loss per share
Basic						$(0.65)
Diluted						$(0.65)

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Successor
	For the Period August 1 - September 30, 2018
	Servicing	Originations	Xome	Corporate and Other	Elim.	Consolidated

Service related, net	$183	$10	$73	$—	$(7)	$259
Net gain on mortgage loans held for sale	—	76	—	—	7	83
Total revenues	183	86	73	—	—	342
Total expenses	104	66	71	34	—	275
Other income (expense):
Interest income	78	10	—	2	—	90
Interest expense	(74)	(10)	(1)	(37)	—	(122)
Other expense	5	1	—	—	—	6
Total other income (expense)	9	1	(1)	(35)	—	(26)
Pretax income (loss)	$88	$21	$1	$(69)	$—	$41

Income tax benefit						979
Net income						1,020
Undistributed earnings attributable to participating stockholders						9
Net income attributable to common stockholders of Mr. Cooper Group						$1,011
Earnings per share
Basic						$11.13
Diluted						$10.99

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Successor
	Three Months Ended for December 31, 2018
	Servicing	Originations	Xome	Corporate and Other	Elim.	Consolidated

Service related, net	$53	$14	$104	$—	$(12)	$159
Net gain on mortgage loans held for sale	—	81	—	—	12	93
Total revenues	53	95	104	—	—	252
Total expenses	199	89	107	37	—	432
Other income (expense):
Interest income	144	17	—	5	—	166
Interest expense	(99)	(16)	—	(56)	—	(171)
Other expense	1	4	1	1	—	7
Total other income (expense)	46	5	1	(50)	—	2
Pretax income (loss)	$(100)	$11	$(2)	$(87)	$—	$(178)

Income tax benefit						42
Net loss						(136)
Undistributed earnings attributable to participating stockholders						—
Net loss attributable to common stockholders of Mr. Cooper Group						$(136)
Loss per share
Basic						$(1.50)
Diluted						$(1.50)

Non-GAAP Reconciliation:
Pretax income (loss)	$(100)	$11	$(2)	$(87)	$—	$(178)
Mark-to-market	188	—	—	—	—	188
Business shutdown costs	—	5	1	—	—	6
Merger related costs	—	—	—	4	—	4
Asset sales	—	—	(1)	—	—	(1)
Intangible amortization	—	—	3	11	—	14
Pretax income (loss), net of adjustments	$88	$16	$1	$(72)	$—	$33

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Combined
	Year Ended for December 31, 2018
	Servicing	Originations	Xome	Corporate and Other	Elim.	Consolidated

Service related, net	$976	$60	$326	$1	$(44)	$1,319
Net gain on mortgage loans held for sale	—	427	—	—	44	471
Total revenues	976	487	326	1	—	1,790
Total expenses	777	400	301	174	—	1,652
Other income (expense):
Interest income	510	65	—	14	—	589
Interest expense	(441)	(63)	(1)	(176)	—	(681)
Other expense	5	5	10	(1)	—	19
Total other income (expense)	74	7	9	(163)	—	(73)
Pretax income (loss)	$273	$94	$34	$(336)	$—	$65

Non-GAAP Reconciliation:
Pretax income (loss)	$273	$94	$34	$(336)	$—	$65
Mark-to-market	(32)	—	—	—	—	(32)
Business shutdown costs	—	5	2	—	—	7
Merger related costs	59	—	—	73	—	132
Asset sales	—	—	(10)	—	—	(10)
Intangible amortization	—	—	3	20	—	23
Pretax income (loss), net of adjustments	$300	$99	$29	$(243)	$—	$185

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Successor
	For the Period August 1-December 31, 2018
	Servicing	Originations	Xome	Corporate and Other	Elim.	Consolidated

Service related, net	$236	$24	$177	$—	$(19)	$418
Net gain on mortgage loans held for sale	—	157	—	—	19	176
Total revenues	236	181	177	—	—	594
Total expenses	303	155	178	71	—	707
Other income (expense):
Interest income	222	27	—	7	—	256
Interest expense	(173)	(26)	(1)	(93)	—	(293)
Other expense	6	5	1	1	—	13
Total other income (expense)	55	6	—	(85)	—	(24)
Pretax income (loss)	$(12)	$32	$(1)	$(156)	$—	$(137)

Income tax benefit						1,021
Net income						884
Undistributed earnings attributable to participating stockholders(1)						8
Net income attributable to common stockholders of Mr. Cooper Group						$876
Earnings per share
Basic						$9.65
Diluted						$9.54

(1) Due to the loss during the fourth quarter of 2018, the Company did not allocate the losses to participating stockholders, therefore the combined year to date undistributed earnings attributable to participating stockholders may not equal the sum of the periods.

UNAUDITED SEGMENT STATEMENT OF
OPERATIONS & EARNINGS RECONCILIATION
(millions of dollars, except for earnings per share data)

	Predecessor
	For the Period January 1 - July 31, 2018
	Servicing	Originations	Xome	Corporate and Other	Elim.	Consolidated

REVENUES:
Service related, net	$740	$36	$149	$1	$(25)	$901
Net gain on mortgage loans held for sale	—	270	—	—	25	295
Total revenues	740	306	149	1	—	1,196
Total expenses	474	245	123	103	—	945
Other income (expense):
Interest income	288	38	—	7	—	333
Interest expense	(268)	(37)	—	(83)	—	(388)
Other expense	(1)	—	9	(2)	—	6
Total other income (expense)	19	1	9	(78)	—	(49)
Pretax income (loss)	$285	$62	$35	$(180)	$—	$202

Income tax expense						48
Net income						154
Undistributed earnings attributable to participating stockholders						—
Net income attributable to common stockholders of Mr. Cooper Group						$154
Earnings per share
Basic						$1.57
Diluted						$1.55

CONTACT:
Investor Contact:
Kenneth Posner, SVP Strategic Planning and Investor Relations
(469) 426-3633
Shareholders@mrcooper.com

Media Contact:
Christen Reyenga, VP Corporate Communications
MediaRelations@mrcooper.com